Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of December 15, 2011 (this “Amendment”), to the MULTI-CURRENCY CREDIT AGREEMENT dated as of December 1, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED, a Delaware corporation (the “Company”); HARMAN HOLDING GMBH & CO. KG, a company organized under the laws of Germany (the “Additional Borrower”); the LENDERS party thereto; HSBC BANK USA, NATIONAL ASSOCIATION and UNICREDIT BANK AG, NEW YORK BRANCH, as Syndication Agents; BANK OF AMERICA, N.A., WELLS FARGO BANK, N.A. and RBS CITIZENS, N.A. as Documentation Agents; J.P. MORGAN SECURITIES LLC, HSBC SECURITIES (USA), INC. and UNICREDIT BANK AG, NEW YORK BRANCH, as Joint Lead Arrangers; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement the Lenders have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS, the Company and the Additional Borrower have informed the Administrative Agent that they desire to amend the definition of the term “Cash Equivalents” in the Credit Agreement as set forth herein;

WHEREAS, the Lenders party hereto, constituting at least the Majority Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. (a) The definition of the term “Cash Equivalents” set forth in Subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Cash Equivalents”: (a) marketable direct obligations with maturities of one year or less from the date of acquisition, issued by or fully guaranteed or insured by (i) the United States Government or any agency or instrumentality thereof or (ii) any member state of the European Union; (b) marketable general obligations issued or fully guaranteed by any state, commonwealth or territory of the United States of America or any political subdivision, agency or taxing authority of any such state, commonwealth or territory or any public instrumentality thereof or any other foreign government or any agency or instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, which are rated at least A- by S&P or A-1 by Moody’s; (c) marketable direct obligations with maturities of one year or less from the date of acquisition, issued by an issuer rated at least A-/A-1 by S&P or A3/P-1 by Moody’s; or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and, in either case, maturing within one year from the date of acquisition; (d) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits, notes, debt securities, bankers’ acceptances and repurchase agreements, in each case having maturities of one year or less from the date of acquisition, issued, and money market deposit accounts issued or offered, by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or foreign commercial bank of recognized standing having combined capital and surplus of not less than $100,000,000 or any bank (or the parent company of any such bank) whose short-term commercial paper rating from S&P is at least A-1 or from Moody’s is at least P-2 or an equivalent rating from another rating agency; (e) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and, in either case, maturing within one year from the date of acquisition; (f) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (d) of this definition, having a term of not more than 30 days, with respect to notes or other securities described in clause (a) of this definition; (g) any notes or other debt securities or instruments issued by any Person, (i) the payment and performance of which is premised upon (A) securities issued by any state, commonwealth or territory of the United States of America or any political subdivision or taxing authority of such state, commonwealth or territory or any public instrumentality or agency thereof or any foreign government or (B) loans originated or acquired by any other Person pursuant to a plan or program established by any Governmental Authority that requires the payment of not less than 95% of the outstanding principal amount of such loans to be guaranteed by (1) a specified Governmental Authority or (2) any other Person (provided that all or substantially all of such guarantee payments made by such Person are contractually required to be reimbursed by any other Governmental Authority), (ii) that are rated at least AAA by S&P and Aaa by Moody’s and (iii) which are disposed of by the Company or any Subsidiary within one year after the date of acquisition thereof; (h) shares of money market, mutual or similar funds that (i) invest in assets satisfying the requirements of clauses (a) through (g) (or any of such clauses) of this definition, and (ii) have portfolio assets of at least $1,000,000,000; (i) any other Investment which constitutes a “cash equivalent” under GAAP as in effect from time to time; and (j) any other notes, securities or other instruments or deposit-based products consented to in writing by the Administrative Agent.

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SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and to each of the Lenders, on and as of the date hereof and the First Amendment Effective Date (as defined below), that:

(a) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Borrowers and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of each of the Borrowers, enforceable against them in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Each of the representations and warranties made by the Borrowers in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date (except to the extent any such representations or warranties relate, by their terms, to a specific date, in which case such representations or warranties shall be true and correct in all material respects on and as of such specific date).

(c) On and as of the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective, as of the date first above written, on the date on which each of the following conditions precedent is satisfied (such date, the “First Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received either signed counterparts of this Amendment or written evidence satisfactory to the Administrative Agent (which may include facsimile or other customary electronic transmission acceptable to the Administrative Agent of a signed signature page of this Amendment) that, when taken together, bear the authorized signatures of the Borrowers and the Majority Lenders.

(b) The Administrative Agent shall have received all fees and all other amounts due and payable to it or any of its Affiliates on or prior to the First Amendment Effective Date, including reimbursement of all reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel to the Administrative Agent) required to be reimbursed by the Borrowers under the Credit Agreement for which invoices have been submitted to the Company.

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SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission or other means of electronic communication), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other means of electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10. Fees and Expenses. Without limiting the Borrowers’ obligations under subsection 11.5 of the Credit Agreement, the Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED,

By	/S/ TODD SUKO
Name: Todd Suko
Title:

HARMAN HOLDING GMBH & CO. KG,

By	/S/ TODD SUKO
Name: Todd Suko
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/S/ JAMES A. KNIGHT
Name: James A. Knight
Title: Vice President

[Signature Page to the First Amendment to the Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	HSBC Bank USA, N.A.

	by	/S/ DIANE M. ZIESKE
Name: Diane M. Zieske
Title: Senior Vice President

by*
Name:
Title:

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	UniCredit Bank AG, New York Branch

	by	/S/ KEN HAMILTON
Name: Ken Hamilton
Title: Director

	by*	/S/ ELAINE TUNG
Name: Elaine Tung
Title: Director

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	Bank of America, N.A.

	by	/S/ STEVEN J. MELICHANK
Name: Steven J. Melichank
Title: Senior Vice President

by*
Name:
Title:

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	RBS Citizens, N.A.

	by	/S/ PAUL DARRIGO
Name: Paul Darrigo
Title: Senior Vice President

by*
Name:
Title:

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	Wells Fargo Bank, N.A.

	by	/S/ ROBERT J. MILAS
Name: Robert J. Milas
Title: Vice President

by*
Name:
Title:

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	Key Bank National Association

	by	/S/ JAMES A. GELLE
Name: James A. Gelle
Title: Vice President

by*
Name:
Title:

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	The Governor and Company of the Bank of Ireland

	by	/S/ ORLA JONES
Name: Orla Jones
Title: Authorised Signatory

by*	/S/ P. RUSHE
Name: P. Rushe
Title: Authorised Signatory

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	Sovereign Bank

	by	/S/ THOMAS J. DEVITT
Name: Thomas J. Devitt
Title: Senior Vice President

by*
Name:
Title:

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	Fifth Third Bank

	by	/S/ GARLAND F. ROBESON IV
Name: Garland F. Robeson IV
Title: Vice President

by*
Name:
Title:

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, Ltd

	by	/S/ MARIA IARRICCIO
Name: Maria Iarriccio
Title: Vice President

by*
Name:
Title:

*	For any Lender requiring a second signature line.

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	DBS Bank Ltd., Los Angeles Agency

	by	/S/ JAMES MCWALTERS
Name: James McWalters
Title: General Manager

by*
Name:
Title:

*	For any Lender requiring a second signature line.